UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07749

T. Rowe Price Financial Services Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

Financial Services Fund	December 31, 2010

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Stocks of financial services companies recovered in the second half of 2010 after being weighed down earlier in the year by worries over sweeping new banking regulation, the fiscal health of several European countries, and persistent low interest rates—the price of “goods” sold by banks—that pressured profits. These pressures abated gradually after large European banks passed a regulatory “stress test.” Also, higher long-term interest rates reduced the squeeze on profits while signaling that investors felt more confident about future global economic growth. Finally, the U.S. midterm election results heightened the probability of less stringent financial regulatory changes in 2011 and 2012.

On the strength of this improving economic backdrop, the Financial Services Fund returned 16.67% in the last six months—a reasonable performance versus its benchmarks, as shown in the Performance Comparison table. The fund outperformed the Lipper Financial Services Funds Index and was essentially in line with the newly added Russell 3000 Financial Services Sector Index. For the entire year, your fund returned 12.90%, modestly outperforming the Russell index and essentially in line with the Lipper peer group index.

The largest contributors to the fund’s gains over the last six months included Wells Fargo, Goldman Sachs, JPMorgan Chase, and Citigroup. All of these stocks were among those most affected by the specter of unfavorable regulatory reform and low interest rates, and our decision to add to these stocks during that period of controversy proved effective. Insurance broker Aon was also a top contributor in the second half of the year. By midyear, Aon’s share price had sagged due to a challenging organic growth environment, low interest rates that weighed on pension expenses and investment income, and the surprising acquisition of investment and benefits consulting firm Hewitt Associates. Aon was a top holding at that time, and we maintained a large position because we believed that the underlying fundamentals in the insurance brokerage business, specifically accelerating organic growth, more than offset the added integration risk associated with the Hewitt acquisition. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

For the full year, the fund’s large aggregate position in regional banks was a positive contributor. KeyCorp, Western Alliance Bancorp, U.S. Bancorp, and Marshall & Ilsley were all top 10 contributors and are an effective representation of the barbell approach we have within the regional bank industry. Specifically, your fund has adhered to a strategy of owning several large, high-quality anchor positions in the regional bank segment, primarily U.S. Bancorp and PNC Financial Services Group, which we believe represent lower-risk holdings. We also maintain a number of smaller positions in banks with higher risk (due to more exposure to potentially bad loans), such as First Horizon National, Regions Financial, Zions Bancorporation, and Puerto Rican bank Popular. (We eliminated Key Corp and Marshall & Ilsley in the last six months.)

The fund’s biggest detractors in the second half of 2010 were Wilmington Trust and Bank of America. In the case of Wilmington Trust, the company’s foray into construction lending amid the housing crisis led to very significant loan losses and the eventual sale of the company to M&T Bank—but unfortunately only after a steep fall in Wilmington Trust’s stock price. We believe this will ultimately turn out to be a good purchase for M&T Bank, which we now hold. Bank of America was a top holding in our last report, but we eliminated more than half of our position as the risks surrounding the company’s large mortgage exposure intensified. In addition, we became more convinced that there were better risk-adjusted opportunities in the convertible and common stock of Citigroup and the common stock of JPMorgan Chase.

INVESTMENT OBJECTIVE AND STRATEGY

Before discussing the portfolio in detail, we would like to welcome new shareholders to the fund and thank our longer-term investors for their continuing confidence in T. Rowe Price’s investment management abilities. We would also like to describe for the benefit of all investors how we manage the fund. As in the past, we would like to remind shareholders that this fund is a relatively narrow offering that is subject to greater risk of capital losses than more-diversified portfolios. We believe that only a relatively small portion of an investor’s portfolio should be allocated to this strategy.

Our objective is to deliver superior risk-adjusted returns relative to similar financial services-focused offerings over any three-year period. We measure our results against three primary benchmarks: the Lipper Financial Services Funds Index, the Russell 3000 Financial Services Sector Index, and the Morningstar Specialty Financial Average.

We will usually hold approximately 60 to 80 securities. We are comfortable owning several large positions (4% or more) in high-conviction ideas where we believe we have identified significant return potential relative to the risks we are taking. We will tend to hold a majority of the fund’s stocks in what we define as “core positions” ranging between 1.25% and 1.75% of assets. These core positions represent the stocks that we view as industry leaders with sustainable business models and attractive valuations. Finally, the fund will own a number of smaller positions (0.5% to 1.0% of assets) in securities that we believe represent higher risk but offer an opportunity for higher returns.

We employ a bottom-up, fundamental investment process that relies heavily on the work of our team of dedicated investment analysts that collectively follow hundreds of small-, mid-, and large-cap financial companies around the world. We also strive to link closely with the work of our fixed income colleagues, which we believe is a distinct advantage for us versus other investment firms, particularly in times of economic stress.

Assessing the overall economic environment is also a critical element of investing in many subsectors of financial services, particularly bank stocks. Bank stock performance is tightly linked to the health of a bank’s local economy. The strength of the economy dictates loan demand (essentially the volume of goods sold) as well as credit losses (essentially a key aspect of the cost of goods sold). Our philosophy is to utilize T. Rowe Price’s strength in bottom-up analysis to dictate our overall economic view by linking together individual security analysis with the economic data.

We do not manage the fund with either a traditionally defined “value” philosophy or “growth” philosophy. Rather, our style can best be described as one with a heavy “quality” bias. Because commercial banks, investment banks, and insurance companies must employ a high degree of financial leverage to earn satisfactory returns on shareholders’ equity, we are willing to pay higher multiples of earnings or book value for proven companies with demonstrated track records of successful risk management. We are not risk averse or risk intolerant; rather, we believe that over full economic cycles, we will compound wealth for fund shareholders most effectively by investing in the truly great financial companies of the world, as opposed to always seeking out the stock with the lowest absolute P/E valuation or with the highest growth rate.

In summary, we seek to invest primarily in financial services companies with defensible business models and best-in-class management teams that have attractive upside potential relative to the risks we are taking. We will occasionally utilize convertible securities, bonds, or common stocks of select nonfinancial companies to achieve this goal, but the vast majority of the fund’s holdings will be common stocks of financial services companies.

PORTFOLIO REVIEW

At the end of 2010, your fund remained well diversified across just over 70 issuers of securities. The fund is positioned for a recovery in the U.S. economy broadly and capital markets activity specifically—through mergers and acquisitions, or M&A, and companies raising capital by issuing equity and debt.

The fund’s largest single purchase in the second half was Discover Financial, the credit card company with the fourth-largest U.S. market share behind Visa, MasterCard, and American Express. In this case, we used traditional bottom-up research to gain confidence that the company’s earnings potential was significantly higher than current market expectations. In addition, we saw scarcity value in Discover’s payments network, which is potentially worth more in the hands of a large bank with cheaper funding costs. This scarcity value should translate into less share price risk.

The second-largest purchase was CIT Group, another situation in which we concluded that the market’s expectations for the company’s future earnings potential were much too conservative relative to the true earnings power of the entire franchise. By deconstructing the assets’ earnings potential and identifying the company’s opportunity to reduce its debt costs, we were able to identify greater earnings potential before the rest of the market recognized this opportunity.

The largest thematic purchases in the fund during the past six months were increases to our capital markets exposure. Since our last report, we established a meaningful position in Greenhill and materially added to our exposure to Lazard—two mid-cap companies that specialize in advising on M&A. Given the historically large cash balances held by corporations around the globe and the relatively tame organic growth prospects for the developed world, we believe that the conditions are right for an accelerating M&A environment in 2011 and that both of these companies possess attractive valuations relative to their peak earnings potential.

Late in 2010 and into 2011, your fund began to increase its exposure to Visa and MasterCard. In December, the Federal Reserve issued proposed rules for the regulation of debit interchange fees. These fees are paid by merchants (such as grocery stores, gas stations, and restaurants) to the bank that issued the debit card every time a card is used. When these proposed rules were issued, the value of Visa and MasterCard dropped by over 10% because the market assumed significant lost profits for these “middle men.” However, in our view, the ultimate earnings impact to Visa and MasterCard should be limited. Both companies possess highly defensible business models that currently trade at a very attractive P/E multiple of less than 12 times our estimate of 2012 earnings per share.

The largest sales during the past six months were Wells Fargo and Bank of America. Our positive fundamental outlook on Wells Fargo has not changed, and the stock remains a top holding in your fund. Late in the year, the shares rose sharply, and we felt that the potential for further appreciation, while still solid, was not high enough to warrant maintaining Wells Fargo as your fund’s largest position. In the case of Bank of America, the fund’s management team reached the conclusion that although the company’s mortgage issues would likely be manageable, the potential for a negative outcome in its legal battles with mortgage holders was significant enough to prompt us to reduce the size of our investment.

OUTLOOK

We are optimistic about the long-term return potential for many financial stocks, but the opportunities are less obvious today than they were six months ago due to the market’s strong rally at the end of 2010. In six months, investor sentiment has switched from concern to optimism as the fears over low interest rates and a stagnating economic recovery have turned positive thanks to recently improving economic data.

In 2011, we expect that some combination of concerns over regulation, sovereign debt in Europe, a double-dip in U.S. home prices, inflation, and the pace of the still-fragile economic recovery could bubble to the surface. One area in particular that we expect to receive considerable attention in 2011 is concern over the health of municipalities—states, counties, and cities—here in the U.S. While 2010 saw investors focus intently on the fiscal problems of several European countries, it appears that many of the same basic issues exist in the U.S. at the individual municipality level, namely increasing budget deficits driven by shrinking revenue pools (declining tax bases) and rising costs (increasing use of social services and pension costs). We will attempt to capitalize on concerns over this issue and the ensuing fear it presents by countering the market’s emotional reaction with dispassionate analysis and potentially adding securities at attractive prices—just as we believe we were able to do with Visa in December.

The big long-term question we are contemplating is what the ultimate return on equity of the banking industry will be. With increased regulation has come an attack on bank profits and requirements for banks to hold more capital. Effectively this means that investors in bank stocks will earn less profit per unit of stock owned because the bank must hold more shares of its own stock and spread lower profits over this larger base of shares. Valuations are attractive now compared with historic levels, but if banks are unable to earn historic levels of profits, valuations will not increase to historic levels, and share price appreciation from current levels could prove muted.

On the positive side, investors in financial stocks, especially commercial banks and investment banks, eagerly await the potential for capital return (i.e., dividends and share buybacks) in early 2011 from the healthiest financial institutions. The federal government is in the final stages of creating the framework for determining the business activities in which financial companies may engage under the new Dodd-Frank law passed in July 2010. Your fund is well represented by some of the banks expected to be among the first to return a substantial amount of capital (such as JPMorgan Chase, U.S. Bancorp, PNC Financial Services Group, Goldman Sachs, and Wells Fargo) early in 2011. It is also well represented by companies that benefit from capital markets activity, especially M&A and equity and debt issuance. Finally, your fund has built up a slightly larger-than-normal cash position in anticipation of finding opportunities when the current level of positive investor sentiment wanes.

Thank you again for your confidence in T. Rowe Price.

Respectfully submitted,

Eric Veiel
Chairman of the fund’s Investment Advisory Committee

January 19, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

MANAGER CHANGE

In November 2010, Eric Veiel replaced Jeff Arricale as the chairman of the fund’s Investment Advisory Committee. Mr. Veiel, who joined the firm in 2005, is also a vice president and Investment Advisory Committee member of several T. Rowe Price domestic equity funds. As an analyst, he covers banks, asset managers, and brokerage firms under the financial services industry. He earned a B.B.A., magna cum laude, in finance from James Madison University. He also holds an M.B.A., with concentrations in finance and accounting, from the John M. Olin School of Business, Washington University in St. Louis, where he was a Charles F. Knight Scholar. In addition, Mr. Veiel has earned the Chartered Financial Analyst designation.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The banking industry can be significantly affected by legislation that has reduced the separation between commercial and investment banking businesses, changed laws governing capitalization requirements and the savings and loan industry, and increased competition. In addition, changes in general economic conditions and interest rates can significantly affect the banking industry. Financial services companies may be hurt when interest rates rise sharply, although not all companies are affected equally. The stocks may also be vulnerable to rapidly rising inflation.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Specialty Financial Average: Tracks the performance of funds that seek capital appreciation by investing primarily in equity securities of financial services companies.

Price-to-earnings (P/E) ratio—12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Return on equity (ROE)—current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 3000 Financial Services Sector Index: A subindex of the Russell 3000 Index that includes all of the financials sector components of the Russell 3000.

S&P 500 Financials Index: A subindex of the S&P 500 Stock Index that includes all of the financials sector components of the S&P 500.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 84.1%		
BANKS 28.7%		
Money Center Banks 12.3%		
Bank of America (1)	412,764	5,507
Citigroup (1)(2)	1,254,300	5,933
JPMorgan Chase	457,100	19,390
Wells Fargo	408,200	12,650
		43,480
Regional Banks 16.4%		
East West Bancorp (1)	222,104	4,342
First Horizon National (1)	312,838	3,685
M & T Bank (1)	21,900	1,906
PNC Financial Services Group	108,200	6,570
Popular (1)(2)	996,232	3,128
Regions Financial (1)	530,500	3,713
Sandy Spring Bancorp (1)	128,300	2,364
Signature Bank (1)(2)	52,400	2,620
SunTrust (1)	112,600	3,323
TCF Financial (1)	348,600	5,163
Texas Capital Bancshares (1)(2)	110,700	2,355
U.S. Bancorp (1)	488,900	13,186
Washington Trust Bancorp (1)	59,400	1,300
Western Alliance Bancorp (1)(2)	271,700	2,000
Zions Bancorporation (1)	102,400	2,481
		58,136
Total Banks		101,616
CAPITAL MARKETS 30.1%		
Asset Managers 7.4%		
Eaton Vance (1)	107,200	3,241
Franklin Resources	71,300	7,929
Invesco (1)	297,000	7,146
Legg Mason (1)	32,300	1,171

Waddell & Reed Financial, Class A (1)	188,900	6,666
		26,153
Exchanges 6.5%		
CBOE Holdings (1)	64,600	1,477
CME Group	13,800	4,440
IntercontinentalExchange (1)(2)	39,900	4,754
NYSE Euronext (1)	416,900	12,499
		23,170
Security Brokers & Dealers 15.0%		
Charles Schwab (1)	353,600	6,050
Credit Suisse (CHF)	92,873	3,742
E*Trade Financial (1)(2)	154,400	2,470
Goldman Sachs	69,700	11,721
Greenhill (1)	36,300	2,965
KBW (1)	133,800	3,736
Lazard	122,900	4,853
LPL Investment Holdings (1)(2)	6,400	233
Morgan Stanley	466,900	12,704
TD Ameritrade Holding (1)	245,900	4,670
		53,144
Trust Banks 1.2%		
Northern Trust (1)	74,675	4,138
		4,138
Total Capital Markets		106,605
FINANCE 7.5%		
Consumer Finance 2.2%		
American Express	47,800	2,051
Discover Financial	298,600	5,533
		7,584

Diversified Financials 4.8%		
CIT Group (2)	101,000	4,757
Green Dot, Class A (1)(2)	35,200	1,997
MasterCard, Class A (1)	15,100	3,384
SS&C Technologies Holdings (1)(2)	170,800	3,503
Visa, Class A (1)	38,000	2,675
Walker & Dunlop (1)(2)	75,200	759
		17,075
Thrifts & Mortgage Finance 0.5%		
Capitol Federal Financial (1)(2)	152,300	1,814
		1,814
Total Finance		26,473
INSURANCE 16.1%		
Insurance Agents - Brokers & Services 6.3%		
Aon (1)	384,900	17,709
Fortegra Financial (2)	80,700	892
Willis Group Holdings (1)	103,300	3,577
		22,178
Life Insurance 6.6%		
Aflac	42,500	2,398
Lincoln National (1)	79,100	2,200
MetLife (1)	113,456	5,042
Principal Financial Group (1)	126,400	4,116
Prudential Financial (1)	73,900	4,339
Sun Life Financial	182,500	5,493
		23,588
Property & Casualty Insurance 3.2%		
Allstate (1)	164,500	5,244
Assured Guaranty	44,500	787

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Financial Services Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $11,000 for the year ended December 31, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On December 31, 2010, the value of loaned securities was $31,491,000 and cash collateral investments totaled $32,509,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $182,987,000 and $195,901,000, respectively, for the year ended December 31, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to nondeductible tax expenses. Reclassifications between income and gain relate primarily to the recharacterization of distributions. For the year ended December 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2010 and December 31, 2009, totaled $3,222,000 and $3,124,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2010, the fund utilized $23,730,000 of capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2010, expire: $96,212,000 in fiscal 2016 and $60,403,000 in fiscal 2017. In accordance with federal income tax regulations applicable to investment companies, recognition of capital and/or currency losses on certain transactions realized between November 1 and the fund’s fiscal year-end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2010, expenses incurred pursuant to these service agreements were $87,000 for Price Associates; $453,000 for T. Rowe Price Services, Inc.; and $54,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2010, the fund was charged $38,000 for shareholder servicing costs related to the college savings plans, of which $28,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2010, approximately 4% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 225,117 shares of the fund, representing 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Financial Services Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Financial Services Fund, Inc. (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $4,000 from short-term capital gains.

For taxable non-corporate shareholders, $2,996,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $2,996,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1996

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[128]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Director and Chief Executive
Officer, T. Rowe Price International; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[73]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Financial Services Fund	Principal Occupation(s)

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Stephen M. Finamore, CPA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Christopher T. Fortune (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price; formerly intern,
Vice President	T. Rowe Price (summer 2007); Senior Associate
KPMG LLP; student, Columbia Business School

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc.; for-
Vice President	merly Japanese Financial/Real Estate Sector
Analyst/Portfolio Manager, Citadel Investment
Group, Asia Limited (to 2009); Research
Analyst and Japanese Equities & Sector Fund
Portfolio Manager, Fidelity Investments Japan
Limited (to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Ian C. McDonald (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Insurance Correspondent,
The Wall Street Journal (to 2007); and Staff
Reporter, The Wall Street Journal (2006)

Michael J. McGonigle (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc.,
T. Rowe Price International, and T. Rowe Price
Retirement Plan Services, Inc.

Jason B. Polun, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Vice President, Wellington
Management LLP (to 2006)

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Analyst,
F&C Asset Management (London) (to 2006)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Tamara P. Wiggs (1979)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Vice President,
Institutional Equity Trading, Merrill Lynch & Co.,
Inc. (to 2007)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Financial Services Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 17, 2011